Exhibit 10.1

Offering
Memorandum
Number:	___________________

Subscription Amount:	___________________

SAGE FUND, LIMITED PARTNERSHIP

SUBSCRIPTION AGREEMENT

Sage Fund, Limited Partnership
c/o Steben & Company, Inc.
2099 Gaither Road
Suite 200
Rockville, MD 20850

THE OFFERING OF THESE UNITS OF LIMITED PARTNERSHIP INTEREST (“UNITS”) IN SAGE FUND, LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP (“THE PARTNERSHIP”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) OR CERTAIN STATE SECURITIES LAWS AND CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THAT ACT AND SUCH LAWS, OR UNLESS AN EXEMPTION IS AVAILABLE. THE OFFERING IS DIRECTED TO THOSE INVESTORS CAPABLE OF EVALUATING THE RISKS AND MERITS OF AN INVESTMENT IN THE PARTNERSHIP (OR WHO HAVE BEEN ADVISED ACCORDINGLY BY AN INDEPENDENT PURCHASER REPRESENTATIVE) AND CAN BEAR THE ECONOMIC RISK OF THE PROPOSED INVESTMENT.  NO ONE SHOULD INVEST IN THE UNITS WHO IS NOT PREPARED TO LOSE A SUBSTANTIAL PORTION OF THE INVESTMENT.

If and when accepted by the General Partner, this Subscription Agreement (“Agreement”) shall constitute a binding subscription for units in Sage Fund, Limited Partnership (the “Fund”). Each part of this Agreement must be completed by the Subscriber and by execution thereof Subscriber acknowledges that the General Partner, the Fund, and any participating broker-dealers are relying upon the accuracy and completeness hereof in complying with their respective obligations under applicable securities laws.

THIS ORIGINAL SUBSCRIPTION AGREEMENT MUST BE SUBMITTED IN ITS ENTIRETY

June 1, 2008

1.	Subscription Amount

The undersigned Subscriber hereby subscribes for $_____________ of units ($10,000 minimum initial investment, unless the General Partner elects to accept lesser amounts; $2,500 or more for additional investments) upon the terms and conditions specified herein and in the Private Offering Memorandum, as amended (“Memorandum”) and the Limited Partnership Agreement (Attachment A to the Memorandum), which are incorporated herein by reference. The Subscriber hereby tenders a check (which must be payable to Sage Fund, Limited Partnership) in full payment of the Subscriber’s subscription. Payments made by check or wire must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month, and personal checks must be received AT LEAST SIX BUSINESS DAYS prior to the last business day of the month. If payment is being made by wire transfer, please see page 9 for wire instructions.

2.	Acceptance of Subscriptions

It is understood that this subscription is subject to acceptance by the General Partner.  In the event that the Subscriber’s subscription is not accepted, the Subscriber’s subscription payment shall be returned promptly to the Subscriber, and this Agreement shall be terminated for all purposes.  Subscription funds received and accepted by the Fund will be held in a separate bank account and will be released to the Fund for trading at a closing each month.

Confirmation of acceptance will be sent to the Subscriber.

3.	Representations and Warranties of the Subscriber

(a)
Prior to the date of this Agreement, the Subscriber has received and the Subscriber or the Subscriber’s designated representative has read a copy of the Memorandum, including the Appendices thereto. The undersigned is legally competent, and, if executing this Subscription Agreement on behalf of an entity, is duly authorized, to execute this Subscription Agreement.

(b)	Prior to the date of this Agreement, the Subscriber has received and the Subscriber or the Subscriber’s designated representative has read the Risk Disclosure Statements included in the Memorandum.

(c)
The Subscriber acknowledges that the General Partner, the Fund and any participating broker-dealers are relying upon the Subscriber’s representations, the Purchaser Suitability Questionnaire, and upon the information and representations concerning the Subscriber in this Agreement. The Subscriber affirms that all such information is accurate and complete and may be relied upon (i) in determining whether the Subscriber is qualified to participate in this offering, (ii) for purposes of determining the availability of an exemption from registration for the offer and sale of the units, and (iii) as a defense in any action relating to the Fund or the offering of units.

(Optional) The Subscriber hereby authorizes the General Partner to contact his or her accountant, ____________________ at _________________________, (_____) _________ and hereby authorizes his or her accountant to verify the information and representations contained in this Agreement.

(d)
The Subscriber (and/or the duly appointed representatives) has had the opportunity to ask questions of, and receive answers concerning the terms and conditions of the offering, and to obtain information necessary to verify the accuracy of the information provided. All other information desired in connection with this offering has been obtained. The Subscriber has relied only upon such information in determining to subscribe for units.

(e)
The Subscriber is purchasing the units for investment, for the Subscriber’s own account, for no other person, and not with a view to distribution thereof.  The Subscriber understands the effect of the limitations on disposition of the units, including the Subscriber’s agreement herein that the units will not be resold without registration under the Securities Act of 1933 (the “1933 Act”) or an exemption therefrom.  The Subscriber consents to implementation of such restrictions on transfer.  The Fund will not, and is not obligated to register the units on the Subscriber’s behalf.

June 1, 2008	Sage Fund, L.P.

(f)
The Subscriber understands that an investment in the Fund involves a high degree of risk. The Subscriber represents that under the Subscriber’s present and reasonably foreseeable circumstances, the Subscriber can for an indefinite period of time bear the economic risk of investment in the units and can afford to sustain a complete loss with respect to the purchase of such units.

(g)
If the Subscriber is a trust, partnership, estate, association or other unincorporated organization, the Subscriber represents that it has the authority to make this investment and that its governing instruments or Bylaws allow such investment. If a corporation, the Subscriber represents that its governing instruments permit, and it is duly qualified to make this investment, and that execution of this Agreement has been duly authorized.  If the Subscriber is not an individual, the Subscriber represents that the Subscriber was not organized for the specific purpose of acquiring the units offered in the aforementioned offering.

(h)
The Subscriber indemnifies and holds harmless the General Partner, the Fund and any participating broker-dealers in this offering, any person controlling one or more of these persons, and anyone acting on their behalf, with respect to the offer and/or sale of units to the Subscriber, against all liability, costs and expenses arising out of or resulting from any misrepresentation, breach of warranty, or breach of any covenant by the Subscriber contained herein with respect to any offer, sale, distribution or other disposition of the units or any solicitation of any offer to buy, purchase or otherwise acquire the units subscribed for by the Subscriber hereunder. This Agreement, its provisions and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the Subscriber.

(i)
The tables in the Memorandum (See “Performance History of the Fund” and “Additional Performance Information”) reflecting past performance of the Fund should be read only in connection with the notes to such tables, and should not be interpreted to mean that the Fund will have similar results or will realize any profits whatsoever. The Subscriber understands that the General Partner receives substantial management fees from the Partnership and the Subscriber consents to payment of such fees.

(j)
The Subscriber does hereby irrevocably constitute and appoint the General Partner, and its successors and assigns, as the Subscriber’s true and lawful Attorney-in-Fact, with full power of substitution, in the Subscriber’s name, place and stead, to: (i) file, prosecute, defend, settle or compromise litigation, claims or arbitrations on behalf of the Fund; (ii) make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments, which may be considered necessary or desirable by the General Partner to carry out fully the provisions of the Agreement of Limited Partnership; (iii) to execute one or more further Subscription Agreements on its behalf between the Fund, the General Partner and any person being admitted by the General Partner to the Fund as a Limited Partner (or such other parties as may be appropriate) in such form and on such terms and conditions as the General Partner or other person appointed hereby considers in its, his or her absolute discretion necessary or appropriate, including reference to the Agreement of Limited Partnership and the novation thereof and agreeing and covenanting with such person on behalf of the Subscriber that the Subscriber will from the effective date of such Subscription Agreement or Agreements comply with and observe the terms of the Agreement of Limited Partnership, including, without limitation, those (if any) necessary or desirable to effect the Subscriber’s admission as a Limited Partner; and (iv) to perform all other acts contemplated by the Agreement of Limited Partnership or as are necessary or convenient to the operation of the Fund. This Power of Attorney shall be deemed to be coupled with an interest and shall be irrevocable and survive and not be affected by the Subscriber’s subsequent death, incapacity, disability, insolvency or dissolution or any delivery by the Subscriber of an assignment of the whole or any portion of the Subscriber’s units.

(k)
By execution of this Agreement, the Subscriber certifies under penalties of perjury that (i) the number shown in this Agreement as the Subscriber’s Social Security or Taxpayer Identification Number is correct, and (ii) that the Subscriber is not subject to backup withholding either because the Subscriber has not been notified by the IRS that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified the Subscriber that the Subscriber is no longer subject to backup withholding. The Subscriber agrees to strike out the language in (ii) above if the Subscriber is unable to make this certification.

June 1, 2008	Sage Fund, L.P.

4.	Acceptance of Agreement of Limited Partnership

The Subscriber agrees that as of the date of the acceptance of the Subscriber’s subscription funds by the Fund, the Subscriber shall become a Limited Partner, and the Subscriber hereby agrees to each and every term of the Agreement of Limited Partnership as if the Subscriber’s signature were subscribed thereto. By execution of this Subscription Agreement, and the power of attorney set forth herein, the Subscriber agrees that the Subscriber shall be deemed to have executed the Agreement of Limited Partnership.

5.	Purchaser Representative (if applicable)1

If the Subscriber is relying upon a Purchaser Representative(s), the Subscriber hereby acknowledges that the Subscriber has had disclosed in writing by the Subscriber’s Purchaser Representative(s) and on behalf of the Partnership any material relationship between the Purchaser Representative(s) or its affiliates and the Partnership, the General Partner, or their affiliates, now existing or contemplated, or which has existed at any time during the two years preceding the date hereof, as well as any compensation received or to be received as a result of such relationship.  If the Subscriber is using a Purchaser Representative, a Purchaser Representative Questionnaire (a copy of which may be obtained from the General Partner upon request) shall be completed and returned to the General Partner with this Subscription Agreement, or informational material providing a reasonable substitute containing similar information shall have been made available to the Subscriber.

6.	Subscription Irrevocable

The Subscriber understands that this subscription, once made, is irrevocable by the Subscriber, and that the General Partner will advise the Subscriber as soon as practicable whether this Subscription Agreement, together with all or a portion of the subscription, has been accepted or rejected.  Any subscriptions may be rejected in whole or in part by the General Partner in its sole and absolute discretion.  If this subscription is rejected, the Partnership shall as soon as practicable return any funds transferred by the Subscriber (without interest) along with this Subscription Agreement and any other documents delivered by the Subscriber.  Subscription funds received and accepted by the Partnership will be deposited into the Partnership’s bank account and will be transferred to the Partnership’s trading accounts on or after a closing date each month.

7.	Payments

The Subscriber understands that checks sent to the Subscriber’s registered address set forth under “Registration Information” will constitute payment to the Subscriber and relieve the Partnership of any further obligation to the Subscriber with respect to the amounts so paid and the Units thereby redeemed, and the Subscriber releases the Partnership from any further obligation with respect thereto.  The Subscriber understands that the Partnership may impose such procedures as it deems appropriate before it will accept any change to the registered address.

8.	Compliance with Laws

If an Entity, the Subscriber and each of its relevant principals and control persons has complied and will continue to comply in all material respects with all laws, rules and regulations having application to its business, properties, and assets (including, if appropriate, the Commodity Exchange Act, as amended (“CEA”), the Commodity Futures Trading Commission (“CFTC”) Regulations, the National Futures Association (“NFA”) Rules, United States and non-United States securities laws, and state securities laws), and there are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Subscriber, threatened against the Subscriber or any of its principals or affiliates, at law or in equity or before any governmental department, commission, board, bureau, agency, or instrumentality, or any self-regulatory organization, or any securities or commodity exchange, in which an adverse decision could materially and adversely affect the Subscriber’s ability to conduct its business or to comply with, and perform its obligations under, this Subscription Agreement.  In that regard, if necessary under the CEA or CFTC Regulations, the Subscriber is registered as a commodity pool operator with the CFTC and is a member of the NFA, and such registration and membership, if required, have not expired or been revoked, suspended, terminated, or not renewed, or limited or qualified in any respect.

__________________________________
1Your Account Executive or Broker is not a Purchaser’s Representative.  If applicable, a separate Purchaser Representative Questionnaire must by completed for each Purchasers Representative or (a) reasonable substitute document(s) containing similar information must be provided.

June 1, 2008	Sage Fund, L.P.

9.	Limitations on Transfers

The Subscriber understands and agrees that the Units may not be offered for sale, sold, pledged, hypothecated, transferred, assigned, or otherwise disposed of (each a “Transfer”), and will not attempt to Transfer its Units without the prior written consent of the General Partner, which consent may be granted or withheld in the sole and absolute discretion of the General Partner.  The Subscriber further represents and warrants that it does not have any intention or obligation to Transfer all or a portion of its Units.  The Subscriber understands that the Units may not be resold unless subsequently registered pursuant to the 1933 Act or unless an exemption from such registration is available, and that the Subscriber does not have the right to require such registration.  The Subscriber further understands that Rule 144 under the 1933 Act will not be available to permit resales of Units and that there is no and will be no public market for the Units.  The Subscriber has the ability and willingness to accept (i) the illiquid nature of an investment in the Partnership and (ii) the risk of loss of all or a substantial portion of its investment in the Partnership.

10.	Representations

The information provided under Registration Information for the Units and the Accredited Investor Certification and each required Questionnaire is true and correct and such documentation is hereby incorporated into and made a part of this Subscription Agreement.

11.	Swap Counterparty Representation

Unless otherwise approved in writing by the General Partner, the Subscriber represents and warrants that the Subscriber has not entered and will not enter into a swap, structured note or other derivative instrument with a third party, the return from which is based in whole or in part on the return of the Partnership.

12.	Insurance Representation

Unless otherwise approved in writing by the General Partner, the Subscriber represents and warrants that the Subscriber has not entered and will not enter into a variable annuity or insurance policy with a third party, the value of which is based in whole or in part on the return of the Partnership.

13.	Disclosure Information

The Subscriber understands that the Partnership may require other documentation in addition to this Subscription Agreement prior to deciding whether to accept this subscription, and the Subscriber agrees to provide it, if reasonably requested.  The Subscriber understands that the Partnership may provide the General Partner with information with respect to the Partnership.  Such information may be disclosed by the Partnership and the General Partner to such persons and authorities for the purpose of satisfying their inspection, fiduciary, reporting, filing or other obligations to the Partnership or by the Partnership and the General Partner, if requested to disclose such information by regulatory officials having jurisdiction, or required by judicial process or government action.  Without limiting the generality of the foregoing, the Subscriber acknowledges and agrees that the Partnership or the General Partner may voluntarily release confidential information about the Subscriber and, if applicable, any person on behalf of whom or for which the Subscriber is investing (including, without limitation, any person for whom or for which the Subscriber is (i) acting as trustee, agent, representative or disclosed nominee, or (ii) an entity investing on behalf of underlying investors (including a fund-of-funds)) (the persons, entities and underlying investors referred to in (i) and (ii) being referred to collectively as the “Beneficial Owners”),  to regulatory or law enforcement authorities under anti-money laundering laws, rules or regulations applicable to any one or all of them if any of the foregoing determines to do so in their sole discretion.

June 1, 2008	Sage Fund, L.P.

14.	Taxpayer Certification

(a)	U.S. Citizens and Residents. Complete the attached Form W-9.

(b)	Non-U.S. Citizens and Residents. Provide the appropriate IRS Form W-8 (i.e., W-8BEN, W-8ECI or W-8IMY).

(c)
Withholding Obligations.  Subscribers who are (i) not U.S. citizens or residents, and (ii) Subscribers who are U.S. citizens or residents and who fail to provide their correct Social Security or taxpayer identification numbers, could be subject to United States withholding tax on a portion of their distributive shares of the Partnership’s income.

15.	Liability

The Subscriber agrees that neither the Partnership, the General Partner nor any participating broker-dealers in this offering, nor its or their respective affiliates, officers, directors, limited partners or employees (collectively, the “Partnership Parties”), shall incur any liability (i) in respect of any action taken upon any information provided to the Partnership by the Subscriber or for relying on any notice, consent, request, instructions or other instrument believed, in good faith, to be genuine or to be signed by properly authorized persons on behalf of the Subscriber, including any document transmitted by facsimile, or (ii) for adhering to applicable anti-money laundering obligations whether now or hereinafter in effect.

16.	Indemnification

The Subscriber agrees that it will indemnify and hold harmless the Partnership Parties from and against any and all direct and consequential loss, damage, liability, cost or expense (including reasonable attorneys’ and accountants’ fees and disbursements, whether incurred in an action between the parties hereto or otherwise) (collectively, “Losses”) which the Partnership Parties, or any one of them, may incur by reason of or in connection with this Subscription Agreement, including any misrepresentation made by the Subscriber or any of the Subscribers’ agents, any breach of any declaration, representation or warranty of the Subscriber, the failure by the Subscriber to fulfill any covenants or agreements under this Subscription Agreement, its or their reliance on facsimile or other instructions, or the assertion of the Subscriber’s lack of proper authorization from the Beneficial Owner(s) to execute and perform the obligations under this Subscription Agreement.  The Subscriber also agrees that it will indemnify and hold harmless the Partnership Parties from and against any and all direct and consequential Losses which the Partnership Parties, or any one of them, may incur by reason of, or in connection, with the failure by the Subscriber to comply with any applicable law, rule or regulation having application to the Partnership Parties.

17.	Consent to Jurisdiction

The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the County, City, and State of New York.  Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts and any applicable arbitral body located within the County, City, and State of New York.  The parties further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the federal or state courts, or if appropriate before any applicable arbitral body, located within the County, City, and State of New York.

June 1, 2008	Sage Fund, L.P.

18.	ERISA Accounts

The following provision is applicable to any Subscriber acting on behalf of an “employee benefit plan” as defined in and subject to the Employee Retirement Income Security Action of 1974, as amended (“ERISA”), or a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (each, a “Plan”), which would include, among other types of arrangements, IRAs, Keogh plans, corporate pension and profit sharing plans, “simplified employee pension plans” and medical benefit plans.  Plan fiduciaries or trustees must carefully confirm that an investment in the Fund is authorized under the operative documents of the Plan.  Many Plans may not in fact be authorized to invest in a highly leveraged, illiquid and speculative investment such as the Fund.  If the undersigned is acting on behalf of a Plan, the individual signing this Subscription Agreement on behalf of the Subscriber hereby further represents and warrants, as the agent or the fiduciary of the Plan responsible for purchasing Units (the “Investment Fiduciary”), that:  (a) the Investment Fiduciary has considered an investment in the Fund in light of the risks relating thereto; (b) the Investment Fiduciary has determined that, in view of such considerations, an investment in the Fund is consistent with the Investment Fiduciary’s responsibilities under ERISA or other applicable law; (c) the Plan’s investment in the Fund does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan’s investment in the Fund has been duly authorized and approved by all necessary parties; (e) none of the General Partner, Newedge Financial Inc., Newedge Group, Bank of America, UBS Financial Services, Inc., any Trading Advisor utilized by the Fund, any selling agent retained to sell units, any of their respective affiliates or any of their respective agents or employees; (i) has investment discretion with respect to the investment of assets of the Plan used to purchase the units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase the units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decision with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan, unless, after taking into consideration such relationship, the Investment Fiduciary has determined and hereby represents and warrants that the Plan’s investments in the Fund will not give rise to a non-exempt prohibited transaction under ERISA and the Code; and (f) the Investment Fiduciary (i) is authorized to make, and is responsible for, the decision to invest in the Fund, including the determination that such investment is consistent with the requirements imposed by Section 404 of ERISA (or other applicable law) that plan investments be diversified so as to minimize the risks of large losses; (ii) is independent of the General Partner, Newedge Financial Inc., Newedge Group, Bank of America, UBS Financial Services, Inc.,, any Trading Advisor utilized by the Fund, each selling agent retained to sell units, and each of their respective affiliates; and (iii) is qualified to make such investment decision; and (g) taking into account the following factors, and all other factors relating to the Fund, the undersigned has concluded that investment in the Fund constitutes an appropriate part of the Plan’s overall investment program:  (i) there is a significant risk of the loss of a substantial portion or the majority of the Plan’s investment; (ii) an investment in the Fund will be illiquid, except for certain redemption rights; (iii) the Fund will permit the aggregate investments by benefit plan investors to exceed twenty-five percent (25%) of any class of equity interest of the Plan, in which case the assets of the Fund will be for purposes of ERISA and Section 4975 of the Code deemed assets of the Plans on whose behalf investments in the Fund are made; and (iv) funds invested in the Fund will not be readily available for the payment of employee benefits under the Plan.  The undersigned further represents and warrants that (a) the trustee of the Plan will hold the Plan’s units in trust, unless not required by ERISA; (b) the Investment Fiduciary consents to the payment of fees to the General Partner, any Trading Advisor, Newedge Financial Inc., Newedge Group, Bank of America, UBS Financial Services, Inc and their agents and has determined that the arrangement for services by, and the fees to be paid to the General Partner, any Trading Advisor, Newedge Financial Inc., Newedge Group, Bank of America, UBS Financial Services, Inc  and their agents are reasonable and the services to be performed by such persons are appropriate and helpful to the Plan, all within the meaning of Section 408(b)(2) of ERISA and Section 4975(d)(2) of the Code; (c) that, to the extent the Plan is subject to ERISA and for so long as the unitholder maintains an interest in the Fund, it will maintain a qualifying ERISA fiduciary bond that covers the General Partner and the Trading Advisor as a named insured in respect of the Plan’s assets that are invested in the Fund, and (d) the undersigned consents on behalf of the Plan to and authorizes the operation of the Fund as described in the Fund’s Memorandum.  The undersigned will notify the General Partner, in writing, of (a) any termination, substantial contraction, merger or consolidation of the Plan, or transfer of its assets to any other plan; (b) any amendment to the Plan or any related instrument which materially affects the investments of the Plan or the authority of any fiduciary to authorize Plan investments; and (c) any alteration in the identity of any fiduciary, including the undersigned, who has the authority to approve and monitor Plan investments.  The undersigned will, at the request of the General Partner, furnish the General Partner with such information as the General Partner may reasonably require to establish that the purchase of the units by the Plan and the transactions to be entered into by the Fund, and the holding of any investment by the Fund, do not violate any provision of ERISA or the Code, including, without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

June 1, 2008	Sage Fund, L.P.

19.	Miscellaneous

(a)
Entire Agreement.  This Agreement and the L.P. Agreement represent the entire agreement of the parties with respect to the subject matter hereof and may not be changed or terminated, except in writing signed by the Subscriber and the General Partner, or in the case of the L.P. Agreement, in accordance with procedures for amendments as set forth therein.

(b)
No Waiver.  No waiver by any party of any breach of any term of this Agreement shall be construed as a waiver of any subsequent breach of that term or any other term of the same or of a different nature.

(c)
Choice of Law.  This Subscription Agreement shall be deemed to have been made under, and shall be governed by, and construed in accordance with, the internal laws of the State of New York (excluding the law thereof which requires the application of or reference to the law of any other jurisdiction).

(e)
For Georgia Residents Only.  THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE “GEORGIA SECURITIES ACT OF 1973” AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

(f)
Arbitration.  By executing this Subscription Agreement, the Subscriber waives its right to seek remedies in court, including any right to a jury trial.  To the fullest extent permitted by law, the Subscriber agrees that in the event of any dispute between the parties arising out of, relating to or in connection with this Agreement or the Fund, such dispute shall be resolved exclusively by arbitration to be conducted only in the county, city and state of New York in accordance with the rules of JAMS/Endispute (“JAMS”) applying the laws of the State of New York.  Disputes shall not be resolved in any other forum or venue.  The parties agree that such arbitration shall be conducted by a retired judge who is experienced in resolving disputes regarding the securities business, that discovery shall not be permitted except as required by the rules of JAMS, that the arbitration award shall not include factual findings or conclusions of law, and that no punitive damages shall be awarded.  The parties understand that any party’s right to appeal or to seek modification of any ruling or award of the arbitrator is severely limited.  Any award rendered by the arbitrator shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction in the city of New York and State of New York or as otherwise provided by law.

20.	Consent to Electronic Delivery of Statements.

By opting for electronic statements, subscriber hereby agrees to receive monthly statements, investor communications, and annual Fund audited financial statements via electronic delivery in lieu of paper statements.  Statements will be available through password protected access to the General Partner’s website at www.steben.com.  Subscribers need to register at the website for access.  Subscribers must provide the General Partner with a valid e-mail address which will be used for website registration and to notify the Subscriber when statements are available.  Subscriber agrees to notify the General Partner, in writing or via e-mail, of any changes to the e-mail address on record.  Electronic statements can be discontinued at any time, upon written request, received by the General Partner, at which time paper statements will thereafter be mailed to the address of record.  Historical monthly statements, performance summaries and communications will be archived and will be available on the confidential investor website.

June 1, 2008	Sage Fund, L.P.

SAGE FUND, LIMITED PARTNERSHIP

SUBSCRIPTION AGREEMENT

CONFIDENTIAL PURCHASER QUESTIONNAIRE

INVESTORS MUST ANSWER EACH QUESTION UNLESS DIRECTED TO PROCEED TO A LATER SECTION. INCOMPLETE QUESTIONNAIRES WILL BE RETURNED AND MAY CAUSE DELAYS IN THE INVESTMENT.

Units of beneficial interest (the “units”) are being offered in Sage Fund, Limited Partnership (the “Fund”), to accredited investors pursuant to the Fund’s Offering Memorandum.

Before you may purchase units, the Fund’s General Partner, Steben & Company, Inc. (the “General Partner”), must be reasonably satisfied that you have such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of investing in the Fund. This questionnaire is designed to enable the General Partner to make that determination.

The General Partner will maintain the confidentiality of all information disclosed by you, except as is necessary to provide such information to a regulatory body.

BECAUSE THE GENERAL PARTNER WILL RELY ON YOUR ANSWERS IN ORDER TO COMPLY WITH FEDERAL AND STATE LAWS, YOU MUST CAREFULLY ANSWER EACH QUESTION. PURCHASERS CAN BE HELD LIABLE FOR ANY MISSTATEMENT OR OMISSION IN THIS QUESTIONNAIRE.

Form of Ownership (check one)	Purchaser’s Instructions (complete)

☐ Individual ☐ Joint Account ☐ IRA (INCL. SEP/SIMPLE)	Page 10; Part I (page 11); Part III (page 14); Part IV (page 15); Part V (page 15);

☐ Corporation* ☐ Partnership* ☐ Revocable Trust* ☐ Irrevocable Trust* ☐ Estate* ☐ Pension Plan* ☐ Tax-Exempt Organization*	Page 10; Part II (page 12); Part III (page 14); Part IV (page 15); Part V (page 15);

*APPROPRIATE AUTHORIZATION DOCUMENTS MUST ACCOMPANY SUBSCRIPTION, I.E., TRUSTS, RETIREMENT PLANS, ESTATE, PARTNERSHIP, CORPORATE DOCUMENTS.

If purchaser is a trust or partnership, please attach a copy of the trust instrument or partnership agreement or, in lieu of that, an opinion of counsel that the trust or partnership has authority to purchase units of the partnership. If the purchaser is a retirement plan, please include a copy of the plan documents.  If the purchaser is a corporation, please attach a certified corporate resolution authorizing signature. If the purchaser is an estate, please attach appropriate authorization documents.

Amount of Subscription:  $_________________________

Make check payable to “Sage Fund, Limited Partnership”. Payments made by check or wire must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month, and personal checks must be received AT LEAST SIX BUSINESS DAYS prior to the last business day of the month.

Wire Instructions:	Mailing Instructions:
Bank of America	Sage Fund, L.P.
ABA# 026-009-593	c/o Steben & Company, Inc.
For credit to: Sage Fund, L.P.	2099 Gaither Road, Suite 200
Account# 0044 6770 7298	Rockville, MD 20850
FBO: [Client Name]

June 1, 2008	Sage Fund, L.P.

ALL PURCHASERS MUST COMPLETE THE FOLLOWING INFORMATION

Taxpayer ID Number or Social Security Number:

Home Telephone Number:

Business Telephone Number:

Fax Number:

e-mail address:

Primary Residence/Location (No P.O. Boxes):

Previous Residence/Location (If at Primary Residence/Location for less than five years):

Mailing Address (If different from Primary Residence/Location):

CONSENT TO ELECTRONIC DELIVERY OF STATEMENTS OPTION:

I/we wish to receive monthly account statements, investor communications, and annual Fund audits via electronic delivery ☐ Yes ☐No (Please see page 8 Item #20 for information)	e-mail address (REQUIRED FOR ELECTRONIC STATEMENTS

ADDITIONAL INFORMATION FOR IRA ACCOUNTS:

(Please note that the General Partner cannot act as Trustee/Custodian for Retirement Accounts)

Custodian’s Name:

Custodian’s Mailing Address:

Custodian’s Tax ID Number:

Custodian’s Account Number:

Custodian’s Signature and/or Stamp:

Type of IRA account:	☐ Traditional ☐ Rollover ☐Roth ☐SEP ☐SIMPLE ☐Other ____________

June 1, 2008	Sage Fund, L.P.

PART I. TO BE COMPLETED BY PURCHASERS WHO ARE INDIVIDUALS

Please print or type. Answer every question. Insert “not applicable” or “N/A” if a question does not apply to you. Attach separate sheets if the space given for any answer is insufficient.

1.	Subscriber’s Name:
☐ Mr. ☐Mrs. ☐Ms. ☐Miss ☐Dr.

Joint Subscriber’s Name (if applicable):
☐ Mr. ☐Mrs. ☐Ms. ☐Miss ☐Dr.

If a joint subscription, please indicate:	☐	Tenants in Common
	☐	Joint Tenancy with Right of Survivorship
	☐	Tenants in Entirety
	☐	Community Property
Are Joint Subscribers husband and wife?		☐ Yes ☐ No

2.	Name of Subscriber’s Employer or Business:

Nature of Business:

Position/Title:	Length of Time in Position:

Business Address:

3.	Do you, and any joint Subscriber(s), intend to purchase the units solely for your own account?

☐  Yes          ☐  No

If not, please indicate who else would have a direct or indirect interest in the units to be purchased and describe such interest.

4.	Are you:

(a)
An individual whose individual income exceeds $200,000 (or joint income with spouse exceeds $300,000) in each of the last two years and who reasonably expects his individual income to be in excess of $200,000 in the current year?

☐  Yes          ☐  No

(b)	An individual whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 as of the date hereof (net worth includes home and personal property)?

☐  Yes           ☐  No

You must be able to answer “Yes” to one of the above questions in order to subscribe to the Fund.

5.	List any college or graduate degrees:

Describe any previous employment or experience in financial and business matters generally or the futures markets specifically:

June 1, 2008	Sage Fund, L.P.

PART I.  TO BE COMPLETED BY PURCHASERS WHO ARE INDIVIDUALS – (Continued)

6.	Investment Experience:

Describe your previous investment experience:

(a)	Frequency of your investments in commodities:
☐ Often	☐ Occasionally	☐ Seldom	☐ Never

(b)           Frequency of your investment in marketable securities:
☐ Often	☐ Occasionally	☐ Seldom	☐ Never

(c)           Frequency of your investments in securities that are not readily marketable:
☐ Often	☐ Occasionally	☐ Seldom	☐ Never

(d)	Indicate the types of investments in which you have participated:
☐	Limited partnerships investing in commodities and/or trading futures.
☐	Limited partnerships investing in other investments.
☐	Private placements of securities sold in reliance upon the non-public offering exemption under the Act.
☐	Other investments.

7.	What is the:

(a)	Source of funds for this investment:

(b)	Reason for Investment:

PART II.  TO BE COMPLETED BY PURCHASERS WHICH ARE ENTITIES

1.	Name of Entity:

2.	Nature of Business:

State of incorporation or organization:

3.	Are you:

☐	A revocable grantor trust whose grantor is a person that is:

☐ (a)
A natural person whose individual net worth, or joint net worth with spouse, exceeds $1 million at the time of purchase. (In this instance, the term “net worth” means the excess of assets at fair market value, including home and personal property, above total liabilities, including mortgages and income taxes on unrealized appreciation of assets.)

☐ (b)
A natural person who has individual income of more than $200,000 in each of the two most recent years, or joint income with that person’s spouse of more than $300,000, and reasonably expects to reach the same income level in the current year.

☐
A trust (other than an IRA or a revocable grantor trust) having total assets of more than $5 million, not formed for the specific purpose of acquiring the units offered hereby, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the units.

June 1, 2008	Sage Fund, L.P.

PART II.  TO BE COMPLETED BY PURCHASERS WHICH ARE ENTITIES – (Continued)

☐
A bank (as defined in Section 3(a)(2) of the Securities Act), a savings and loan association, or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), acting in an individual or fiduciary capacity, including as a credit union or other institution whose account is insured by the National Credit Union Administration.

☐	A broker and/or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	A business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940).

☐	A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

☐	A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the units offered hereby, with total assets of more than $5 million.

☐	One of the following:

☐ (a)
An employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, which has total assets of more than $5 million.

☐ (b)
An employee benefit plan within the meaning of the Employee Retirement Income Security Action of 1974 (“ERISA”) whose investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is a bank, a savings and loan association, an insurance company, or a registered investment adviser.

☐ (c)	An employee benefit plan within the meaning of ERISA, which has total assets of more than $5 million.

☐	A self-directed employee benefit plan within the meaning of ERISA, whose investment decisions are made solely by a person that is:

☐ (a)	A natural person whose individual net worth, or joint net worth with spouse, exceeds $1 million at the time of purchase.

☐ (b)
A natural person whose individual income of more than $200,000 in each of the two most recent year, or joint income of more than $300,000 when income of that person’s spouse is taken into account, and reasonably expects to reach the same income level in the current year.

☐	A one-member retirement plan, whose sole participant is:

☐ (a)	A natural person whose individual net worth, or joint net worth with spouse, exceeds $1 million at the time of purchase.

☐ (b)
A natural person whose individual income of more than $200,000 in each of the two most recent year, or joint income of more than $300,000 when income of that person’s spouse is taken into account, and reasonably expects to reach the same income level in the current year.

June 1, 2008	Sage Fund, L.P.

☐	An insurance company (as defined in Section 2(13) of the Securities Act).

☐	An investment company registered under the Investment Company Act of 1940.

☐	A tax-exempt organization described in Section 501(c) of the Code with total assets of more than $5 million.

☐	A Small Business Investment Company (licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Company Act of 1958).

☐	Another entity ALL of whose equity owners are accredited investors meeting one of the foregoing categories.* Type of entity:__________________________________

*If you check this box, please duplicate this questionnaire and have each equity owner complete and submit such questionnaire with the entity’s subscription documents. Please note that an irrevocable trust does not qualify as an accredited investor under this definition.

PART III.  REPRESENTATIONS (All Subscribers must initial lines 1 through 6)

I acknowledge that the General Partner will be relying upon the information I have furnished in this Questionnaire in determining, among other things, whether there are reasonable grounds to believe that I qualify as an Accredited Investor as defined under Regulation D (“Regulation D”) of the Securities Act of 1933 (the “1933 Act”), as amended or otherwise qualify as a suitable investor under federal and state securities laws. To the best of my information and belief, the information I have supplied is complete and correct, and I represent and warrant to the General Partner as follows:

__________ (initial) (1)
The answers to the above questions are complete and correct and may be relied upon by the General Partner in determining whether this offering in which I propose to participate will be exempt from registration under applicable securities laws.

__________ (initial) (2)
Prior to receiving notice of the General Partner’s acceptance of my subscription, I will notify the General Partner immediately of any material change in any information I have furnished in this Questionnaire.

__________ (initial) (3)	I personally (or with my Purchaser Representative, if any) have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Fund.

__________ (initial) (4)	I am able to bear the economic risk and lack of liquidity of an investment in the Fund, and at the present time could afford a complete loss of such investment.

__________ (initial) (5)
After receiving notice of the General Partner’s acceptance of my subscription, I will immediately advise the General Partner in writing of any material change in the information I have supplied in this Questionnaire, and I will provide at any time any additional information the General Partner may reasonably request concerning the information I have supplied in this Questionnaire.

__________ (initial) (6)	I have received a copy of the Offering Memorandum of the Sage Fund, Limited Partnership dated June 1, 2008, including the Risk Disclosure Statement.

PART IV. TO BE COMPLETED BY ALL PURCHASERS

If an entity, please duplicate PART IV and complete one for each authorized signer:

Date of Birth:

Nationality/Citizenship:

Driver’s License #	OR

Passport # (if not USA state country of issuance):

PART V. PURCHASER SIGNATURES

Purchaser hereby acknowledges that all of the foregoing factual information is true and accurate in all material respects and does not omit any facts necessary to prevent such information (taken as a whole) from being misleading in any material respect.

Print Name (1)	Print Name (2)

Signature	Signature

Date	Date

Title (if applicable)	Title (if applicable)

Print Name (3)	Print Name (4)

Signature	Signature

Date	Date

Title (if applicable)	Title (if applicable)

June 1, 2008	Sage Fund, L.P.

THIS PAGE TO BE COMPLETED BY FINANCIAL ADVISORS

PART VI.	TO BE COMPLETED BY THE PURCHASER REPRESENTATIVE (NOT THE SELLING AGENT/BROKER)

Name:

Profession:

Address:

Telephone:	( )

SIGNATURE:

PART VII. TO BE COMPLETED BY THE SELLING AGENT / BROKER

THIS SECTION MUST BE COMPLETED BEFORE THE SUBSCRIPTION CAN BE PROCESSED

I hereby represent that to the best of my knowledge, an investment in Sage Fund, L.P., is a suitable investment for this Subscriber based upon a suitability determination performed prior to this recommendation.  In addition, I have taken reasonable steps to verify the Subscriber’s identity in accordance with FINRA’s Customer Identification Program and the U.S. Patriot Act.

Also, I understand that the Fund is a “Private Offering,” and as such, the Fund may only be offered to accredited investors with whom I have a pre-existing relationship.

Name:	Account Executive #:

Broker/Dealer:	e-mail Address:

Phone:

Address:

Account Executive Signature	Branch Manager /OSJ Signature (if required)

June 1, 2008	Sage Fund, L.P.